DISTRIBUTION AGREEMENT

      DISTRIBUTION AGREEMENT ("Agreement") dated as of November 26, 1996 by and between Independence Holding Company, a Delaware corporation ("IHC"), and Zimmerman Sign Company, a Texas corporation ("Zimmerman").
                                   RECITALS
            A. Zimmerman is presently a more than 80% owned subsidiary of IHC.
            B. The Board of Directors of IHC has determined that it is in the best interests of IHC and the stockholders of IHC to distribute (the "Distribution") to the holders of IHC Common Stock
(as defined herein) all of the outstanding shares of Zimmerman
Common Stock (as defined herein) owned by IHC as of the Distribution Date (as defined herein.)
            C. It is the intention of the parties that the Distribution will not be taxable to the stockholders of IHC
(pursuant to Section 355 of the Code (as defined herein) as more fully described in that certain Internal Revenue Service Ruling dated August 9, 1996, and Supplemental Ruling dated November 8,
1996 (the "Ruling").
            D. The parties have determined that it is necessary and desirable to set forth the principal corporate transactions required to effect the Distribution and to set forth other agreements that will govern certain other matters.
            NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements, provisions and covenants contained in this Agreement, the parties hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------
            Section 1.1 DEFINITIONS. As used herein, the following terms have the following meanings:
            "ACTION" means any claim, suit, arbitration, inquiry, proceeding or investigation by or before any court, governmental or other regulatory or administrative agency or commission or any

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other tribunal.
            "ANCILLARY AGREEMENTS" means all of the agreements, instruments, understandings, assignments and other arrangements entered into in connection with the transactions contemplated hereby, including, without limitation, the Tax Sharing Agreement.
            "CODE" means the Internal Revenue Code of 1986, as amended.
            "COMMISSION" means the Securities and Exchange
Commission.
            "DISTRIBUTION" has the meaning set forth in the Recitals to this Agreement.
            "DISTRIBUTION AGENT" means Fleet National Bank. "DISTRIBUTION DATE" means the business day as of which the Distribution shall be effective, as determined by the Board of Directors of IHC.
            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.
            "FORM 10" means the registration statement on Form 10 to be filed by Zimmerman with the Commission to effect the registration of Zimmerman Common Stock pursuant to the Exchange
Act, as such registration statement may be amended from time to time.
            "IHC COMMON STOCK" means the outstanding shares of common stock, par value $1.00 per share, of IHC.
            "IHC GROUP" means IHC and its direct or indirect subsidiaries (other than Zimmerman) as of the date hereof.
            "IHC LIABILITIES" means all of (i) the Liabilities of IHC under this Agreement, (ii) the Liabilities of the IHC Group (other than any Zimmerman Liabilities), whether arising before, on or after the Distribution Date, and (iii) any third party claims arising from the conduct or operation of the business of the IHC Group or the ownership or use of assets in connection therewith.
            "INDEMNIFIABLE LOSS" has the meaning set forth in Section
4.01.
            "INFORMATION STATEMENT" means the information statement

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to be sent to each holder of IHC Common Stock in connection with the Distribution.
            "INSURANCE SWITCHOVER DATE" has the meaning set forth in
Section 3.6.
            "LIABILITIES" means any and all claims, debts, liabilities and obligations, absolute or contingent, matured or not matured, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever arising, including, without limitation, those debts, liabilities and obligations arising under this Agreement, any law, rule, regulation, action, order or consent decree of any governmental entity or any award of any arbitrator if any kind, and those arising under any contract, commitment or undertaking.
            "RECORD DATE" means the date determined by IHC's Board of Directors as the record date for determining the stockholders of
IHC entitled to receive Zimmerman Common Stock in connection with the Distribution.
            "RULING" has the meaning set forth in the Recitals to
this Agreement.
            "SECURITIES ACT" means the Securities Act of 1933, as
amended.
            "TAX AUTHORITY" includes the Internal Revenue Service and any other state, local or foreign governmental authority responsible for the administration of Taxes.
            "TAXES" means all federal, state, local, and foreign taxes, levies, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax, or penalties applicable thereto.
            "TAX SHARING AGREEMENT" means the Tax Sharing Agreement of January 1, 1985 by and between IHC and Zimmerman, as amended from time to time.
            "ZIMMERMAN BUSINESS" means the business of Zimmerman to be described in the Form 10.
            "ZIMMERMAN BY-LAWS" means the Amended and Restated By-Laws of Zimmerman in the form to be filed as an exhibit to the Form 10.
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            "ZIMMERMAN CERTIFICATE" means the Amended and Restated
Certificate of Incorporation of Zimmerman in the form to be filed as an exhibit to the Form 10.
            "ZIMMERMAN COMMON STOCK" means the outstanding shares of common stock of Zimmerman.
            "ZIMMERMAN LIABILITIES" means all of (a) the Liabilities of Zimmerman under this Agreement and (b) the Liabilities arising from the conduct or operation of the Zimmerman Business or the ownership or use of assets or other activities in connection therewith, whether arising before, on, or after the Distribution Date, including but not limited to any third party claims arising from the conduct or operation of the Zimmerman Business or the ownership or use of assets in connection therewith, and any Liabilities set forth or referenced in the audited financial statements of Zimmerman included in the Form 10.

                                  ARTICLE II
                               THE DISTRIBUTION
                               ----------------
            Section 2.1 COOPERATION PRIOR TO THE DISTRIBUTION.
            (a) IHC and Zimmerman shall prepare, and IHC shall mail to the holders of IHC Common Stock as of the Record Date, the Information Statement, which shall set forth appropriate disclosure concerning Zimmerman, the Distribution and any other appropriate matters. IHC and Zimmerman shall also prepare, and Zimmerman shall file with the Commission, the Form 10, which shall include or incorporate by reference the Information Statement. IHC and Zimmerman shall use reasonable efforts to cause the Form 10 to become effective under the Exchange Act; provided, however, that nothing contained in this Agreement shall create an obligation for IHC to complete the Distribution, it being understood that IHC, in its sole discretion, will decide if and when the Distribution shall occur.
            (b) IHC and Zimmerman shall take all such action as may be necessary or appropriate under the securities or blue sky laws of states or other political subdivisions of the United States in connection with the transactions contemplated by this Agreement.

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            Section 2.2 IHC BOARD ACTION; CONDITIONS PRECEDENT TO THE
DISTRIBUTION. IHC's Board of Directors may, in its discretion, establish the Record Date and the Distribution Date and any appropriate procedures in connection with the Distribution. In no event shall the Distribution occur unless the following conditions shall, unless waived by IHC, have been satisfied:
            (a) all necessary regulatory approvals shall have been received;
            (b) the Form 10 shall have become effective under the Exchange Act;
            (c) Zimmerman's Board of Directors, as named in the Form 10, shall have been elected by its stockholders, and the Zimmerman Certificate and Zimmerman By-laws shall be in effect;
            (d) IHC's Board of Directors shall have formally approved the Distribution and shall not have abandoned, deferred or modified the Distribution at any time prior to the Record Date;
            (e) Zimmerman shall have obtained insurance (or binders therefor) providing coverage to it similar to the types of coverage provided by insurance in place prior to the Distribution Date;
            (f) there shall have been no material adverse change in the financial condition of either IHC or Zimmerman from the date hereof to the Distribution Date; and
            (g) there shall have been no material adverse change in market conditions from the date hereof to the Distribution Date.
            Section 2.3 THE DISTRIBUTION. On the Distribution Date or as soon thereafter as practicable, subject to the conditions set forth in this Agreement, IHC shall deliver to the Distribution
Agent a certificate or certificates representing all of the then outstanding shares of Zimmerman held by the IHC Group, endorsed in blank, and shall instruct the Distribution Agent to distribute to each holder of record of IHC Common Stock on the Record Date a certificate or certificates representing one (1) share of Zimmerman Common Stock for each five (5) shares of IHC Common Stock so held. Zimmerman agrees to provide all certificates for shares of Zimmerman Common Stock that the Distribution Agent shall require in

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order to effect the Distribution.
            Section 2.4 FEES AND EXPENSES OF DISTRIBUTION AGENT. The fees and expenses of the Distribution Agent shall be paid by IHC.

                                  ARTICLE III
                            TRANSITION ARRANGEMENTS
                            -----------------------
            Section 3.1 CONDUCT OF ZIMMERMAN BUSINESS PENDING DISTRIBUTION. Pending consummation of the Distribution, and except as provided herein, the business of Zimmerman shall be operated in the ordinary course consistent with past practice.
            Section 3.2  INSURANCE.
            (a) On or prior to the Distribution Date, Zimmerman shall obtain liability and other insurance providing coverage for the operations of Zimmerman. From and after the effective date of the policies obtained by Zimmerman in accordance with the preceding sentence ("Insurance Switchover Date"), IHC may terminate coverage of Zimmerman under IHC's corporate policies. Until the Insurance Switchover Date, IHC shall either (i) keep in effect all policies under its insurance program which provide coverage for the operations of Zimmerman in effect as of the date hereof or (ii) arrange for substitute insurance policies which provide coverage for the operations of Zimmerman which is substantially similar to the coverage provided by policies under IHC's insurance program in effect as of the date hereof. Prior to the Insurance Switchover
Date, and subsequent to the date hereof, Zimmerman shall pay to IHC IHC's proportionate share of any insurance premiums paid by IHC for such continued policies in accordance with the methods currently employed by IHC for the allocation of such premiums among IHC and its affiliates.
            (b) On and after the Distribution Date, IHC shall, in connection with any claims arising from the conduct or operation of the Zimmerman Business or the ownership or use of assets in connection therewith which are covered by the insurance policies of IHC, instruct the applicable insurance carrier to negotiate with, accept proof of loss and pay any claim directly to Zimmerman. The parties hereto acknowledge that claims arising out of an occurrence

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or event which occurred prior to the Insurance Switchover Date may be filed by Zimmerman against "occurrence-based" insurance policies of IHC following the date hereof, in accordance with the terms of such policies. IHC, with respect to claims relating to the IHC Group, and Zimmerman, with respect to claims relating to it, shall bear and be responsible for any deductible or retention or obligation to indemnify any insurance carrier relating to any claims for which such party has coverage.
            (c) As to claims relating to the Zimmerman Business or the ownership or use of assets in connection therewith which are covered by insurance policies of IHC, IHC shall, and shall cause each of its affiliates to, cooperate fully with Zimmerman and its designated insurance representatives, including providing necessary documentation, assistance and, where appropriate, testimony. IHC and Zimmerman will use their reasonable best efforts to collect under their respective available insurance policies before seeking indemnification, where allowed.
            Section 3.3 REPAYMENT OF INTERCOMPANY DEBT. On or prior to the Distribution Date, the parties shall pay in full any intercompany receivables and payables between the parties; provided, that it is contemplated that Zimmerman will have a fee payable to a subsidiary of IHC as of the Distribution Date of $475,000 in consideration of such subsidiary's guaranty of a subordinated term loan facility entered into by Zimmerman prior to the Distribution.
            Section 3.4 TAX PAYMENT; TAX SHARING AGREEMENT. As between the parties, the Tax Sharing Agreement shall terminate as of the Distribution Date and, except as specifically provided in this Agreement, neither party shall have any further obligation to the other in respect of Taxes (including, without limitation, refunds of Taxes and subsequent adjustments and assessments of Taxes previously reported) for periods before, on and after the Distribution Date; provided, that the parties shall use their best efforts to agree upon a fair apportionment of any Tax attributes required or permitted by applicable law to be apportioned among the

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parties as a result of the Distribution; and provided further, that any payments of Taxes due between the parties (as determined pursuant to the Tax Sharing Agreement) applicable to periods ending on or prior to the Distribution Date shall be settled on an estimated basis on or prior to the Distribution Date, with any final adjustments to be based on actual results of operations of Zimmerman through and including the Distribution Date and settled on or prior to March 15, 1997.
      Section 3.5 TAX RETURNS.
            (a) IHC shall prepare and file with the appropriate Tax authorities all Tax returns with respect to Zimmerman required or permitted to be filed on a combined, unitary or consolidated basis with the IHC Group for any period ending on or before the Distribution Date, and shall pay all Taxes due in respect of any such return.
            (b) Zimmerman shall prepare and file with the appropriate Tax authorities all Tax returns with respect to Zimmerman other than those required or permitted to be filed on a combined, unitary or consolidated basis with the IHC Group for any period ending on or before the Distribution Date, and shall pay all Taxes due in respect of any such return.
            (c) The parties shall cooperate with each other in the preparation and filing of such returns (and any claims for refunds or audits or other proceedings related to Taxes) to the extent reasonably necessary or appropriate to carry out the intent of this Section.
      Section 3.6 CERTAIN REPRESENTATIONS AND COVENANTS OF ZIMMERMAN.
            (a) Zimmerman represents to IHC, as of the date of the Ruling and as of the Distribution Date, as follows:
                  (i) The five years of financial information submitted on behalf of Zimmerman in connection with the request for the Ruling is representative of Zimmerman's present operations and there has been no substantial operational changes since the date of the last financial statement so submitted;

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                  (ii)  Zimmerman has no plan or intention to
liquidate, to merge with any other corporation or to sell, exchange or otherwise dispose of any substantial portion of its assets, other than in the ordinary course of business;
                  (iii) Zimmerman has no plan or intention to reacquire any shares of its outstanding stock, to issue any stock or any options, warrants, rights or other securities evidencing a right to acquire shares of its stock or to enter into any agreement providing for the sale, exchange or other disposition of any shares of its outstanding stock, (other than transfers of Zimmerman stock described in the Ruling or the request for Ruling dated March 5, 1996 (the "Ruling Request") including the initial public offering of shares of Zimmerman common stock) and issuances of employee stock options in the ordinary course of business; and
                  (iv) Management of Zimmerman is not aware of any plan or intention on the part of the shareholders of IHC to sell, exchange, transfer by gift or otherwise dispose of any of the shares of Zimmerman stock to be distributed to them pursuant to the Distribution (other than pursuant to transactions permitted by Section 4.052(b) of Rev. Proc. 86-41, as modified by Rev. Proc. 91-
63).
            (b)  Zimmerman covenants and agrees with IHC as follows:
                  (i) During the two year period following the Distribution Date, Zimmerman will continue the active conduct of its business, independently and with its separate employees, unless, in the prior written opinion of tax counsel selected by IHC, failure to do so would not adversely affect qualification of the Distribution under Section 355 of the Code;
                  (ii) During the two year period following the Distribution Date, Zimmerman will not reacquire any shares of its outstanding stock, issue any stock or any options, warrants, rights or other securities evidencing a right to acquire shares of its stock or enter into any agreement providing for the sale, exchange or other disposition of any shares of its outstanding stock (other than transfers of Zimmerman stock described in the Ruling or the

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Ruling Request, including the initial public offering of shares of
Zimmerman common stock) and issuances of employee stock options in the ordinary course of business unless, in the prior written opinion of tax counsel selected by IHC, such would not adversely affect qualification of the Distribution under Section 355 of the Code; and
                  (iii) During the twelve month period following the Distribution, Zimmerman will use its best efforts to consummate an initial public offering of shares of its common stock as described in the Ruling, provided, that Zimmerman shall have no liability hereunder if the failure to so consummate such offering results from adverse business, financial or market conditions not within Zimmerman's control.

                                  ARTICLE IV
                                INDEMNIFICATION
                                ---------------
            Section 4.1  ZIMMERMAN INDEMNIFICATION OF THE IHC GROUP.
            (a) Subject to Section 4.3, Zimmerman shall indemnify, defend and hold harmless the IHC Group, and each of their respective directors, officers, employees, shareholders, representatives and agents (the "IHC Indemnitees") from and against
(i) any Taxes incurred by the IHC Group as a result of the failure of the Distribution to qualify for nonrecognition treatment under
Section 355 of the Code but only to the extent that such failure results from the breach by Zimmerman of any of the representations or covenants set forth in Section 3.6 hereof, and (ii) any and all damage, loss, liability and expense (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses in connection with any and all Actions or threatened Actions) (collectively, "Indemnifiable Losses") incurred or suffered by any of the IHC Indemnitees and arising out of, or due to the failure of Zimmerman to pay, perform or otherwise discharge, any of the Zimmerman Liabilities other than for Taxes required pursuant to Section 3.5(a) hereof to be paid by IHC.
      (b) Subject to Section 4.3, Zimmerman shall indemnify, defend and hold harmless the IHC Indemnitees and each person, if any, who

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controls any of the IHC Indemnitees within the meaning of Section
15 of the Securities Act from any Indemnifiable Losses, joint or several, to which they or any of them may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, as and when incurred, insofar as such Indemnifiable Losses (or Actions in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Form 10 or in the Information Statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon any violation by Zimmerman of the Securities Act, any blue sky laws, securities laws or other applicable laws of any state or country in which the securities covered by the Form 10 are offered or distributed and relating to action or inaction required of Zimmerman in connection with such offering or distribution, and agrees to promptly reimburse each such IHC Indemnitee or such person controlling such IHC Indemnitee, as and when incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Indemnifiable Losses; PROVIDED, HOWEVER, that Zimmerman will not be liable in any such case to the extent that any such Indemnifiable Losses arise out of, or are based upon, any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to Zimmerman by IHC specifically for use in connection with the preparation thereof.
            Section 4.2  IHC INDEMNIFICATION OF ZIMMERMAN.
            (a) Subject to Section 4.3, IHC shall indemnify, defend and hold harmless, Zimmerman, and its directors, officers, employees, representatives and agents (the "Zimmerman Indemnitees") from and against any and all Indemnifiable Losses incurred or suffered by any of the Zimmerman Indemnitees and arising out of, or due to the failure of any member of the IHC Group to pay, perform

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or otherwise discharge, any of the IHC Liabilities, including without limitation, any liability for Taxes resulting from the Distribution, other than any liabilities subject to indemnification by Zimmerman pursuant to Section 4.1(a)(i).
            (b) Subject to Section 4.3, IHC shall indemnify, defend and hold harmless the Zimmerman Indemnitees and each person, if any, who controls any of the Zimmerman Indemnities within the meaning of Section 15 of the Securities Act from any Indemnifiable Losses, joint or several, to which they or any of them may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, as and when incurred, insofar as such Indemnifiable Losses (or Actions in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Form 10, or in the Information Statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that the same was made therein in reliance upon and in conformity with written information furnished to Zimmerman by IHC specifically for use in connection with the preparation thereof, or arise out of or are based upon any violation or alleged violation by IHC of the Securities Act, any blue sky laws, securities laws or other applicable laws of any state or country in which the securities covered the Form 10 are offered or distributed and relating to action or inaction required of IHC in connection with such offering or distribution, and agrees to promptly reimburse each such Zimmerman Indemnitee or such person controlling such Zimmerman Indemnitee, as and when incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Indemnifiable Losses.
            Section 4.3 INSURANCE AND THIRD-PARTY OBLIGATIONS. Any indemnification pursuant to Section 4.1 or 4.2 shall be paid net of the amount of any insurance (other than any insurance paid for by

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the applicable Indemnitee) or other amounts that would be payable by any third party to the indemnified party in the absence of this Agreement. It is expressly agreed that no insurer or any other third party shall be (a) entitled to a benefit it would not be entitled to receive in the absence of the foregoing indemnification provisions, (b) relieved of the responsibility to pay any claims to which it is obligated or (c) entitled to any subrogation rights with respect to any obligation hereunder.
            Section 4.4 INFORMATION PROVIDED BY ZIMMERMAN. For purposes of Sections 4.1(b) and 4.2(b), the written information furnished to Zimmerman by IHC specifically for use in connection with the preparation of the Form 10 and the Information Statement, consists only of the information set forth under those headings of the Information Statement which are identified in Annex A hereto, which the parties agree is preliminary. At the time of the mailing of the Information Statement, the information listed on Annex A shall be revised and initialed by the proper officer or officers of each of IHC and Zimmerman, such initials representing the parties' agreement thereto.

                                   ARTICLE V
                          INDEMNIFICATION PROCEDURES
                          --------------------------
            Section 5.1 NOTICE AND PAYMENT OF CLAIMS. If any IHC or Zimmerman Indemnitee (the "Indemnified Party") determines that it is or may be entitled to indemnification by any party (the "Indemnifying Party") under Article IV (other than in connection with any Action or claim subject to Section 5.2), the Indemnified Party shall deliver to the Indemnifying Party a written notice specifying, to the extent reasonably practicable, the basis for its claim for indemnification and the amount for which the Indemnified Party reasonably believes it is entitled to be indemnified. After the Indemnifying Party shall have been notified of the amount for which the Indemnified Party seeks indemnification, the Indemnifying Party shall, within 30 days after receipt of such notice, pay the Indemnified Party such amount in cash or other immediately available funds unless the Indemnifying Party objects to the claim

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for indemnification or the amount thereof, in which case the parties shall comply with Section 7.11 hereof. If the Indemnifying Party does not give the Indemnified Party written notice objecting to such claim and setting forth the grounds therefor within the same 30-day period, the Indemnifying Party shall be deemed to have acknowledged its liability for such claim and the Indemnified Party may exercise any and all of its rights under applicable law to collect such amount.
            Section 5.2 NOTICE AND DEFENSE OF THIRD-PARTY CLAIMS. Promptly following the earlier of (a) receipt of notice of the commencement by a third party of any Action against or otherwise involving any Indemnified Party or (b) receipt of information from a third party alleging the existence of a claim against an Indemnified Party, in either case, with respect to which indemnification may be sought pursuant to this Agreement (a "Third-Party Claim"), the Indemnified Party shall give the Indemnifying Party written notice thereof. The failure of the Indemnified Party to give notice as provided in this Section 5.2 shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent that the Indemnifying Party is prejudiced by such failure to give notice. Within 30 days after receipt of such notice, the Indemnifying Party may (a) by giving written notice thereof to the Indemnified Party, acknowledge liability for, and at its option elect to assume the defense of, such Third-Party Claim at its sole cost and expense or (b) object to the claim of indemnification set forth in the notice delivered by the Indemnified Party pursuant to the first sentence of this Section 5.2; provided, that if the Indemnifying Party does not within the same 30-day period give the Indemnified Party written notice objecting to such claim and setting forth the grounds therefor or electing to assume the defense, the Indemnifying Party shall be deemed to have acknowledged its liability for such Third-Party Claim. Any contest of a Third-Party Claim as to which the Indemnifying Party has elected to assume the defense shall be conducted by attorneys employed by the Indemnifying Party and

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reasonably satisfactory to the Indemnified Party; provided, that the Indemnified Party shall have the right to participate in such proceedings and to be represented by attorneys of its own choosing at the Indemnified Party's sole cost and expense. If the Indemnifying Party assumes the defense of a Third-Party Claim, the Indemnifying Party may settle or compromise the claim without the prior written consent of the Indemnified Party; provided, that the Indemnifying Party may not agree to any such settlement pursuant to which any such remedy or relief, other than monetary damages for which the Indemnifying Party shall be responsible hereunder, shall be applied to or against the Indemnified Party, without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld. If the Indemnifying Party does not assume the defense of a Third-Party Claim for which it has acknowledged liability for indemnification under Article IV, the Indemnified Party may require the Indemnifying Party to reimburse it on a current basis for its reasonable expenses of investigation, reasonable attorneys' fees and reasonable out-of-pocket expenses incurred in defending against such Third-Party Claim and the Indemnifying Party shall be bound by the result obtained with respect thereto by the Indemnified Party; provided, that the Indemnifying Party shall not be liable for any settlement effected without its consent, which consent shall not be unreasonably withheld. The Indemnifying Party shall pay to the Indemnified Party in cash the amount for which the Indemnified Party is entitled to be indemnified (if any) within 15 days after the final resolution of such Third-Party Claim (whether by the final nonappealable judgment of a court of competent jurisdiction or otherwise) or, in the case of any Third-Party Claim as to which the Indemnifying Party has not acknowledged liability, within 15 days after such Indemnifying Party's objection has been resolved pursuant to
Section 7.11 or by settlement, compromise or the final nonappealable judgment of a court of competent jurisdiction.

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                                  ARTICLE VI
                                   SERVICES
                                   --------
            Section 6.1 PROVISION OF SERVICES. Subject to the provisions of the Tax Sharing Agreement, each party shall make available to the other party during normal business hours and in a manner that will not unreasonably interfere with such party's business, its financial, tax, accounting, and similar staff and services (collectively, "Services") whenever and to the extent that they may be reasonably required in connection with the preparation of returns of Taxes, audits, claims or litigation and otherwise to assist in effecting an orderly transition following the date hereof. The Services shall be provided for a period of up to one year following the Distribution Date.
            Section 6.2 REIMBURSEMENT. A party providing Services to the other party pursuant to this Article VI shall be entitled to receive from the recipient, upon the presentation of invoices therefor, payment for all out-of-pocket costs and expenses, exclusive of wages and salaries of employees, as may be reasonably incurred in providing such Services. Payments made in connection with any continuing transactions between the parties will be for fair market value based on terms and conditions arrived at by the parties bargaining at arm's length.

                                  ARTICLE VII
                                 MISCELLANEOUS
                                 -------------
            Section 7.1 CONFIDENTIALITY. Each party shall hold and shall cause its directors, officers, employees, agents, consultants and advisors to holder in strict confidence, unless compelled to disclose by judicial or administrative process or, in the opinion of its counsel, by other requirements of law, all information
(other than any such information relating solely to the business or affairs of such party) concerning the other party (except to the extent that such information can be shown to have been (a) in the public domain through no fault of such party or (b) later lawfully acquired on a non-confidential basis from other sources by the party to which it was furnished), and neither party shall release or disclose such information to any other person, except its auditors, attorneys, financial advisors, bankers and other consultants and advisors who shall be advised of and agree to comply with the provisions of this Section 7.1. Each party shall be deemed to have satisfied its obligation to hold confidential information concerning or supplied by the other party if it exercises the same care as it takes to preserve confidentiality for its own similar information.
            Section 7.2 EXPENSES. Except as specifically provided in this Agreement (or the Tax Sharing Agreement, if relevant) or except as otherwise agreed to in writing between IHC and Zimmerman, all costs and expenses incurred in connection with the preparation, execution, delivery and implementation of this Agreement and with the consummation of the transactions contemplated by this Agreement (including transfer Taxes and the fees and expenses of all counsel, accountants and financial and other advisors) shall be paid by the party incurring such cost or expense. Notwithstanding the foregoing, Zimmerman shall be obligated to pay the legal, filing, accounting, printing and other accountable and out-of-pocket expenditures in connection with the preparation, printing and filing of the Form 10 and IHC shall be obligated to pay the costs of mailing the Information Statement to its shareholders.
            Section 7.3 NOTICES. All notices and communications under this Agreement shall be in writing and any communication or delivery hereunder shall be deemed to have been duly given when received addressed as follows:
            If to IHC to:

            96 Cummings Point Road
            Stamford, Connecticut 06902
            Attention: Corporate Secretary

            If to Zimmerman to:

            8350 North Central Expressway
            Suite 600
            Dallas, Texas 75206
            Attention: David E. Anderson

      Any party may, by written notice so delivered to the other parties, change the address to which delivery of any notice shall thereafter be made.
            Section 7.4 AMENDMENT AND WAIVER. This Agreement may not be altered or amended, nor may rights hereunder be waived, except by an instrument in writing executed by the party or parties to be charged with such amendment or waiver. No waiver of any terms, provision or condition of or failure to exercise or delay in exercising any rights or remedies under this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, provision, condition, right or remedy or as a waiver of any other term, provision or condition of this Agreement.
            Section 7.5 COUNTERPARTS. This Agreement may be executed in one or more counterparts each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same Agreement.
            Section 7.6 GOVERNING LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware, without regard to the conflicts of law rules of such state.
            Section 7.7 ENTIRE AGREEMENT. This Agreement, together with the Ancillary Agreements, constitutes the entire understanding of the parties hereto with respect to the subject matter hereof, superseding all negotiations, prior discussions and prior agreements and understandings relating to such subject matter. To the extent that the provisions of this Agreement are inconsistent with the provisions of any Ancillary Agreements, the provisions of such Ancillary Agreement shall prevail.
            Section 7.8 PARTIES IN INTEREST. None of the parties hereto may assign its rights or delegate any of its duties under this Agreement without the prior written consent of each other party. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns. Nothing contained in this Agreement, express or implied, is intended to confer any benefits, rights or remedies upon any person or entity other than IHC and Zimmerman, and the IHC and Zimmerman Indemnitees under Articles IV and V hereof.
            Section 7.9 FURTHER ASSURANCES AND CONSENTS. In addition to the actions specifically provided for elsewhere in this Agreement, each of the parties hereto will use its reasonable efforts to (i) execute and deliver such further instruments and documents and take such other actions as the other party may reasonably request in order to effectuate the purposes of this Agreement and to carry out the terms hereof and (ii) take, or cause to be taken, all actions, and to do, or cause to be done, all things, reasonably necessary, proper or advisable under applicable laws, regulations and agreements or otherwise to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, using its reasonable efforts to obtain any consents and approvals and to make any filings and applications necessary or desirable in order to consummate the transactions contemplated by this Agreement; provided, that no party hereto shall be obligated to pay any consideration therefor (except for filing fees and other similar charges) to any third party from whom such consents, approvals and amendments are requested or to take any action or omit to take any action if the taking of or the omission to take such action would be unreasonably burdensome to the party or its business.
            Section 7.10 MEDIATION. The parties hereto shall attempt in good faith to resolve any controversy, claim or dispute of whatever nature arising out of this Agreement or the breach or enforceability thereof (a "Dispute"). If a Dispute has not been resolved within thirty (30) days after the Dispute arose, any party ("Disputing Party") may give the other ("Non-Disputing Party") written notice ("Dispute Notice") which includes a description of the Dispute and a statement that the Disputing Party thereby invokes the mediation procedures set forth herein. Within fifteen
(15) days after the delivery of the Dispute Notice, the parties shall mutually select a mediator. To the extent an agreement on a mediator cannot be reached, the parties shall request the American

Arbitration Association to select a mediator. The mediation shall be conducted in accordance with the Commercial Mediation Rules of the American Arbitration Association and any decision of the mediator shall not be binding upon the parties. Unless otherwise agreed by the Disputing Party and the Non-Disputing Party, in the event that the Dispute is not resolved by mediation hereunder within sixty (60) days subsequent to submitting the Dispute to a mediator, the mediation shall then terminate and the Disputing
Party shall have all rights and remedies otherwise available to it. All conferences and discussions which occur in connection with mediation pursuant to this Agreement shall be deemed settlement discussions and nothing said or disclosed, nor any document produced, which is not otherwise independently discoverable, shall be offered or received as evidence or used for impeachment or for any other purpose in any current or future litigation. The fees and expenses of the mediator, including any filing or other fees of the American Arbitration Association, shall be paid by the non-prevailing party, of if none, equally by IHC and Zimmerman.
            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

                              INDEPENDENCE HOLDING COMPANY


                              By:/s/Steven B. Lapin
                                 ------------------
                                 Steven B. Lapin
                                 President

                              ZIMMERMAN SIGN COMPANY


                              By:/s/David E. Anderson
                                 --------------------
                                 David E. Anderson
                                 Chairman

                                    ANNEX A



SUMMARY


      -     Background - - first paragraph

      -     The Distribution - - except for "Dividends" and "Special
Factors"


THE DISTRIBUTION


      -     Background; Reasons for the Distribution

      - Listing and Trading of Zimmerman Common Stock - - last two paragraphs

      -     Federal Income Tax Consequences of the Distribution

      -     Reasons for Furnishing Information Statement